UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) — August 31, 2020

MDC PARTNERS INC.
(Exact Name of Registrant as Specified in its Charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

330 Hudson Street, 10th Floor, New York, NY 10013
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                              ☐

Item 8.01 Other Events
As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the "2020 Q1 10-Q"), effective January 1, 2020, MDC Partners Inc. (the “Company”) modified its internal reporting structure. The Company is filing this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 hereto, this “Form 8-K”) to recast certain segment information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 5, 2020 (the “2019 10-K”), in order to reflect this change in reportable segments. In this Form 8-K, the Company is also filing a revision to the Financial Statements and Notes to the Financial Statements as well as Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2020 Q1 10-Q to reflect the change in reportable segments and provide a definition of the measurement metric.

The Company previously reported its financial results in four reportable segments, plus an All Other category: Global Integrated Agencies, Domestic Creative Agencies, Specialist Communications, Media Services, and All Other. The Company reorganized its management structure in 2020 which resulted in a change to our reportable segments.

The Company began to present the Integrated Agencies Network reportable segment, which aggregated four operating segments (Constellation, Anomaly Alliance, Doner Partner Network and Colle McVoy), in the first quarter of 2020. In connection with our discussions with the SEC, the Company changed the prior presentation for the Integrated Agencies Network. Beginning in the second quarter of 2020, the Company separated the Integrated Agencies Network into two reportable segments: Integrated Networks - Group A (Anomaly Alliance and Colle McVoy) and Integrated Networks - Group B (Constellation and Doner Partner Network). The change was made to aggregate the operating segments that have the most similar historical average long-term profitability. The three reportable segments that result from applying the aggregation criteria are as follows: “Integrated Networks - Group A”, “Integrated Networks - Group B”; and “Media & Data Network.” In addition, the Company combines and discloses operating segments that do not meet the aggregation criteria as “All Other”. The products and services included in each of these reportable segments are as follows:

•	The Integrated Networks - Group A reportable segment is comprised of the Anomaly Alliance (Anomaly, Concentric Partners, Hunter, Mono, Y Media Labs) and Colle McVoy operating segments.

•
The Integrated Networks - Group B reportable segment is comprised of the Constellation (72andSunny, CPB, Instrument and Redscout) and Doner Partner Network (6degrees, Doner, KWT, Union, Veritas and Yamamoto) operating segments.

The operating segments aggregated within the Integrated Networks - Group A and B reportable segments provide a range of services for their clients, primarily including strategy, creative and production for advertising campaigns across a variety of platforms (print, digital, social media, television broadcast) as well as public relations and communications services, experiential, social media and influencer marketing. These operating segments share similar characteristics related to (i) the nature of their services; (ii) the type of clients and the methods used to provide services; and (iii) the extent to which they may be impacted by global economic and geopolitical risks. In addition, these operating segments compete with each other for new business and from time to time have business move between them. While the operating segments are similar in nature, the distinction between the Integrated Networks - Group A and B is the aggregation of operating segments that have the most similar historical long-term profitability.

•
The Media & Data Network reportable segment is comprised of a single operating segment that combines media buying and planning across a range of platforms (out-of-home, paid search, social media, lead generation, programmatic, television broadcast) with technology and data capabilities.

•
All Other consists of the Company’s remaining operating segments that provide a range of services including advertising, public relations and marketing communication services, but generally do not have similar services offerings or financial characteristics as those aggregated in the reportable segments.

The Company has recast the relevant parts of the following portions of the 2019 10-K to reflect this change in reportable segments:

2019 10-K

•	Item 1: Business

•	Item 2: Properties

•	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8: Financial Statements and Supplementary Data

The Company has revised the relevant parts of the following portions of the 2020 Q1 10-Q to reflect this change in reportable segments and provide a definition of the measurement metric:

2020 Q1 10-Q
•Item 1: Financial Statements and Notes to the Financial Statements
•Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations

The recast items included in Exhibit 99.1 and revised items included in Exhibit 99.2 of this Form 8-K have been updated to reflect the change in the Company’s segment reporting described above, as well as to revise Recent Developments included within Note 1 in Item 8 of Exhibit 99.1 in light of COVID-19. In addition, in connection with the preparation of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 (the “2020 Q2 10-Q”), the Company identified certain errors related to prior periods that were not material to any of the Company’s prior period financial statements; however, the cumulative effect of these errors could be considered material to the Company's financial statements subsequent to December 31, 2019. As such, the Company revised the prior period financial statements as disclosed in the 2020 Q2 10-Q. The Company has not otherwise updated for activities or events occurring after the date the Company filed the 2019 10-K or the 2020 Q1 10-Q, as applicable, and the items included in Exhibit 99.1 and Exhibit 99.2 of this Form 8-K do not modify or update any other disclosures therein in any way. Without limitation of the foregoing, this filing does not purport to update the Note About Forward-Looking Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations or the Risk Factors sections of the 2019 10-K or the 2020 Q1 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or becoming known to management subsequent to the date of filing of the 2019 10-K or the 2020 Q1 10-Q. Therefore, this Form 8-K should be read in conjunction with the 2019 10-K and the 2020 Q1 10-Q. For more updated information, refer to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and the Company’s subsequent current reports on Form 8-K and other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
    23.1 Consent of BDO USA, LLP

    99.1 Items from MDC Partners Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019, updated to reflect previously disclosed changes to its reportable segments: Item 1, Business; Item 2, Properties; Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8, Financial Statements and Supplementary Data

    99.2 Items from MDC Partners Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, updated to reflect previously disclosed changes to its reportable segments: Item 1, Financial Statements and Notes to the Financial Statements and Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS    XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the XBRL document
101.SCH XBRL Taxonomy Extension Schema
101.CAL XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF XBRL Taxonomy Extension Definition Linkbase Document
101.LAB XBRL Taxonomy Extension Label Linkbase Document
101.PRE XBRL Taxonomy Extension Presentation Linkbase Document
104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 31, 2020	MDC Partners Inc.

	By:	/s/ Jonathan Mirsky
Jonathan B. Mirsky
General Counsel